UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 01682)

Exact name of registrant as specified in charter: Putnam Voyager Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2007

Date of reporting period: August 1, 2006— July 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Voyager Fund

7|31|07

Annual Report

PUTNAM INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial
Court Justice Samuel Putnam estab-
lished The Prudent Man Rule,
a legal foundation for responsible
money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Voyager
Fund

7| 31| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	10
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22
Federal tax information	38
Brokerage commissions	38
Shareholder meeting results	39
About the Trustees	40
Officers	44

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder:

We are pleased to announce that Marsh & McLennan Companies, Inc. recently completed the sale of its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this sale, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. Please know that the change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams. Putnam will continue to operate as a separate company headquartered in Boston, and there will be no change in your funds’ fees or in the services your funds provide.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, enables George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to inform you that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal year ended July 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Voyager Fund: seeking growth for investors

for over 38 years

In 1969, when Putnam Voyager Fund made its debut, Richard M. Nixon became the 37th U.S. President and Americans landed on the moon for the first time. For the U.S. financial markets, it was the eve of a sluggish decade in which the Dow Jones Industrial Average would gain only 4.8% . Despite Vietnam War tensions and worries over inflation and recession, the fund’s first management team was ready to tap into the long-term growth potential of American businesses.

“The basic qualities underlying the dynamism of our economy are not at issue here,” said the first report to shareholders in 1969. “The future has never been brighter.” The report also discussed the risk of “underestimating the potential growth of companies with strong fundamental trends.”

In the 38 years since its first report was published, the fund has witnessed many more difficult markets, as well as unprecedented stock market growth and extraordinary innovation. One emerging growth trend was noted in the fund’s 1988 annual report: “Several years from now, when you’re leaving home … you may find yourself tossing something new into your tote bag or briefcase — your phone. That’s right: the era of truly portable telephones is dawning.”

Today, the fund continues to look for promising growth trends as well as companies across a wide range of sectors that can grow revenues and earnings at a rate that we believe the market underestimates. While much has changed since the fund’s management team wrestled with the challenges of the 1970s, some things have not — including the team’s commitment to prudently manage the money that investors entrust to Putnam.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

In 1969, the year Putnam Voyager Fund was introduced, the Dow Jones Industrial Average closed at just over 800. At the close of the fund’s most recent fiscal year, the Dow topped 13000.

Performance and portfolio snapshots

Putnam Voyager Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 10-11 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The inception date of the Russell 1000 Growth Index was 12/31/78, which was after the fund’s inception.

“The recent shift in market leadership that
favors growth-style stocks is supported, we
believe, by the fact that many companies with
competitive advantages and compelling long-
term earnings growth rates are still priced at
attractive levels relative to other stocks.”

Kelly Morgan, Portfolio Leader, Putnam Voyager Fund

Allocations represented as a percentage of net assets. Holdings and allocations will vary over time.

Report from the fund managers

The year in review

Your fund delivered double-digit gains for its 2007 fiscal year, which ended July 31, 2007. During the period, the U.S. economy demonstrated resilience, despite a significant downturn in the housing sector that slowed overall economic activity to a near standstill in late February and early March. Another encouraging sign that emerged during the period was the increasing strength of growth-style stocks. These stocks, your fund’s primary focus, have lagged value-style stocks in recent years, but it appeared this trend was beginning to reverse as the fiscal year progressed. While we are optimistic about future prospects for growth stocks and for your fund, we acknowledge that the fund underperformed its benchmark index and the average for its Lipper peer group during the period. We attribute this relative performance shortfall to the fund’s overweight positions in financial and consumer cyclical stocks, which have been hurt by problems in the housing market, and by its underweight position in energy stocks, which have benefited from persistently high energy prices. Our analysis continues to indicate that the fund’s holdings are priced at a significant discount, given our assessment of their long-term growth potential, and we believe that as the market recognizes these mispricings, the stocks may be poised to appreciate.

Market overview

The U.S. stock market rallied for much of the fund’s fiscal year. Stock prices of many large-capitalization companies in the United States advanced with support from continuing strong profit growth and a solid global economy. Firms with robust international sales, as well as those involved in merger and acquisition activity, were particular beneficiaries of these favorable conditions. The market’s ascent was interrupted at times because of concerns about the weak housing sector and its potential to undermine consumer spending. Also, increasing defaults forced a number of mortgage companies into insolvency. After these issues caused a market drop in February and March, stocks recovered. The rally continued until it became clear, in late June and July, that debt securities linked to subprime mortgages were continuing to lose value and causing losses to a variety of institutions involved in trading these securities, including hedge funds, private equity funds, and financial institutions.

Fortunately, on Main Street, rather than Wall Street, conditions seemed to improve in the final months of the fiscal year. Housing sales appeared to stabilize, albeit at levels below the records set in 2005. Job creation has continued as companies rebuilt inventories that had been

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 7/31/07. See the previous page and pages 10-11 for additional fund performance information. Index descriptions can be found on page 16.

depleted in previous quarters, and consumer confidence has risen in recent months. While problems in the mortgage market have contributed to market volatility and have hurt stocks from the financial sector, in particular, the fundamental condition of the economy still seems to be healthy. The technology and manufacturing sectors of the economy also appear to be strengthening, which has helped performance of technology and industrial stocks.

Strategy overview

Your fund seeks capital appreciation by investing in large growth companies, targeting those that have what we consider unique products and services that effectively bar rival businesses from successfully entering the same market segments. In our view, investors routinely underestimate the sustainability of growth and returns on capital that can be achieved by companies with such unique and powerful competitive advantages. This is the market inefficiency we are attempting to exploit as we look for opportunities to buy mispriced growth stocks.

At each step of our investment process, we combine quantitative and fundamental research. Our quantitative models examine historical data to assess the strength, quality, and sustainability of earnings growth in the companies we follow and to determine how attractive their valuations are in comparison to each other. Our fundamental analysts study industries and businesses, looking toward the future to forecast the potential growth of cash flows for each company. With these forecasts, we produce a range of possible outcomes for each company we evaluate. The goal is to select stocks for the portfolio with the greatest potential for appreciation relative to their risks. We work to keep the fund’s portfolio well balanced and diversified.

While the fund’s sector weightings and overall characteristics are generally similar to those of its benchmark, the Russell 1000 Growth Index, specific portfolio holdings and the weightings of these holdings typically differ from the index because of our stock selection decisions. During the fiscal period, for example, the portfolio included significant overweight positions in financial and consumer cyclical stocks, relative to the benchmark, and smaller weightings in energy stocks, in comparison to the benchmark.

Your fund’s holdings

Successful stock selection in the technology sector contributed significantly to results for the period. The fund had a small overweight to this sector relative to the benchmark index. Apple Computer’s stock price rose to record highs during the past year thanks to robust sales of iPods and feverish anticipation for Apple’s iPhone, the

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed
over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

company’s long-awaited entry into the wireless telephony device market. The stock remains one of our top overweight positions relative to the benchmark, as we believe the market still underestimates its growth potential, particularly in the PC market, where we anticipate the company can gain market share. Another technology holding, Oracle, advanced significantly as this database company reported higher-than-expected third-quarter earnings based on new licensing contracts and increased sales. Networking equipment maker Cisco Systems and Internet search engine Google were among other technology stocks that appreciated strongly during the fiscal year. At the end of the period, the fund had overweight positions in both stocks relative to the benchmark.

Our stock selections in the health-care sector added to the fund’s results during the fiscal year. Medco Health Solutions, a pharmacy benefit manager (PBM), produced continued solid revenue growth and profits. While new business has already boosted Medco’s prescription volume, further increases are expected from generic drug and mail-order fulfillment operations. Express Scripts, another PBM, continued its strong growth. Better-than-expected profits and raised 2007 forecasts lifted its share value, despite its failed attempt to acquire its rival Caremark (eventually purchased by CVS).

Detractors from performance included holdings from the financial and consumer cyclicals sectors. Investment bank Bear Stearns was among the largest disappointments, as three of the hedge funds it operates experienced difficulty. We maintained the position as an overweight, relative to the benchmark, at the end of the period. We believe that the company continues to be profitable. It is our belief that the market is focused on near-term issues and is not recognizing the long-term potential of this franchise. In particular, a growing portion of Bear Stearns’ revenues is coming from international operations where profit margins are currently higher than in the United States. In our opinion, Bear Stearns is positioned for sustained growth. Credit-card company Capital One also lost value during the period. This stock has been hurt because some investors anticipate that consumers faced with higher payments for adjustable-rate mortgages will choose to delay their credit card payments rather than miss mortgage payments, even though this has not proven to be true. With regard to both Bear Stearns and Capital One, we believe that the current prices of these stocks already reflect their limited exposure to subprime mortgage issues, yet, given the current uncertain environment, the market continues to penalize them. More importantly, we continue to hold both positions because we believe they have long-term appreciation potential.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 7/31/07. The fund’s holdings will change over time.

Holding	Percent of fund’s net assets	Industry

Cisco Systems, Inc.	4.0%	Communications equipment

Microsoft Corp.	3.8%	Software

Google, Inc. Class A	3.4%	Technology services

Apple Computer, Inc.	2.5%	Computers

Goldman Sachs Group, Inc. (The)	2.5%	Investment banking/brokerage

Boeing Co. (The)	2.5%	Aerospace and defense

United Technologies Corp.	2.4%	Aerospace and defense

UnitedHealth Group, Inc.	2.2%	Health-care services

McGraw-Hill Cos., Inc. (The)	2.1%	Publishing

Oracle Corp.	2.1%	Software

A weak overall consumer picture dampened performance for the consumer cyclicals sector. Office retailer Staples advanced by a smaller amount than the overall market during the period. We believe this stock’s underperformance reflects investor concerns about the health of the office-supply retailing industry, rather than specific problems at the company. When competitor OfficeMax’s stock (not held in the portfolio) plunged due to lower-than-expected quarterly earnings, stock prices across the industry declined. In our opinion, Staples’ capable management team and ability to serve businesses as well as consumers make it an industry leader. While we have trimmed the Staples position, it remains in the fund and we believe the stock should appreciate as the company’s advantages become clearer to investors.

During the period, we also added to positions in the capital goods sector. We have researched several stocks in the aerospace and defense industry that appear poised for earnings growth, and have built positions in Boeing, United Technologies, and L-3 Communications. All three of these stocks performed well during the period, demonstrating steady appreciation.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Despite the stock market’s reversals in June and July, most market sectors posted solid gains for your fund’s fiscal year as a whole. While stocks may continue to experience ups and downs as the market assesses the overall impact of the weak housing market on the economy, our market strategists expect stocks to demonstrate some resilience near their current price levels. In part, that is because stocks still appear to offer more attractive capital appreciation prospects, given healthy corporate profit levels, than other investments. As your fund began its 2008 fiscal year in August, bonds still offered relatively low yields from a historical perspective, and did not represent an attractive enough alternative to tempt investors away from stocks. Within the stock market, large-cap growth stocks, which your fund favors, also appear attractively positioned. This investment style tends to perform well during periods of market uncertainty, when investors may be drawn to large, established companies with competitive advantages that can sustain their profits.

With regard to sector positioning, we continue to believe in the consumer sector as a catalyst for potential appreciation of growth stocks going forward. At period-end, our stock selections had produced a portfolio heavily weighted in attractively valued financials, and in consumer cyclical and capital goods sectors, we also saw compelling opportunities. By contrast, at period-end the portfolio had smaller-than-benchmark positions among consumer staples, energy, and transportation stocks.

We believe the portfolio holds a diverse range of companies that can maintain their competitive advantages and achieve strong growth in the business climate of the coming year.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings growth may be more volatile especially if earnings do not continue to grow.

Your fund’s performance

This section shows your fund’s performance for periods ended July 31, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.27%	11.11%	10.27%	10.27%	10.43%	10.43%	10.56%	10.47%	10.99%	11.37%

10 years	40.55	33.18	30.40	30.40	30.46	30.46	33.83	29.44	37.24	44.16
Annual average	3.46	2.91	2.69	2.69	2.69	2.69	2.96	2.61	3.22	3.73

5 years	39.13	31.86	34.03	32.03	34.04	34.04	35.80	31.39	37.50	40.92
Annual average	6.83	5.69	6.03	5.71	6.03	6.03	6.31	5.61	6.58	7.10

3 years	23.40	16.91	20.71	17.71	20.71	20.71	21.63	17.68	22.54	24.38
Annual average	7.26	5.35	6.48	5.59	6.48	6.48	6.74	5.58	7.01	7.54

1 year	14.44	8.42	13.53	8.53	13.55	12.55	13.93	10.24	14.17	14.76

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 7/31/97 to 7/31/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,040 and $13,046, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $12,944 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,724 and $14,416, respectively.

Comparative index returns For periods ended 7/31/07

		Lipper Large-Cap
	Russell 1000	Growth Funds
	Growth Index	category average†

Annual average
(life of fund)	—*	9.59%

10 years	39.00%	48.22
Annual average	3.35	3.84

5 years	62.37	54.79
Annual average	10.18	9.07

3 years	34.03	32.23
Annual average	10.26	9.70

1 year	19.47	17.46

Index and Lipper results should be compared to fund performance at net asset value.

* The inception date of the Russell 1000 Growth Index was 12/31/78.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/07, there were 720, 614, 501, 205, and 18 funds, respectively, in this Lipper category.

Fund price and distribution* information For the 12-month period ended 7/31/07

	Class A		Class B	Class C	Class M		Class R	Class Y
Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/06	$16.20	$17.10	$14.12	$15.50	$15.22	$15.73	$16.09	$16.74

7/31/07	18.54	19.57	16.03	17.60	17.34	17.92	18.37	19.21

* The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.38%	11.22%	10.38%	10.38%	10.54%	10.54%	10.67%	10.57%	11.09%	11.48%

10 years	56.98	48.77	45.59	45.59	45.66	45.66	49.34	44.53	53.22	60.96
Annual average	4.61	4.05	3.83	3.83	3.83	3.83	4.09	3.75	4.36	4.87

5 years	33.18	26.18	28.30	26.30	28.26	28.26	29.89	25.69	31.60	34.82
Annual average	5.90	4.76	5.11	4.78	5.10	5.10	5.37	4.68	5.65	6.16

3 years	19.43	13.17	16.86	13.86	16.76	16.76	17.66	13.83	18.55	20.39
Annual average	6.10	4.21	5.33	4.42	5.30	5.30	5.57	4.41	5.84	6.38

1 year	14.06	8.05	13.17	8.17	13.19	12.19	13.42	9.72	13.73	14.36

Fund’s annual operating expenses For the fiscal year ended 7/31/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.10%	1.85%	1.85%	1.60%	1.35%	0.85%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Voyager Fund from February 1, 2007, to July 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.76	$ 9.44	$ 9.44	$ 8.22	$ 6.99	$ 4.54

Ending value (after expenses)	$987.20	$983.40	$983.80	$985.20	$986.60	$988.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2007, use the calculation method below. To find the value of your investment on February 1, 2007, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 02/01/2007 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.86	$ 9.59	$ 9.59	$ 8.35	$ 7.10	$ 4.61

Ending value (after expenses)	$1,018.99	$1,015.27	$1,015.27	$1,016.51	$1,017.75	$1,020.23

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Average annualized expense ratio for Lipper peer group†	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/07.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Voyager Fund	65%	76%	93%	46%	62%

Lipper Large-Cap Growth Funds category average	96%	90%	96%	92%	102%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 7/31/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Growth Team. Robert Ginsberg and Kelly Morgan are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2007, and July 31, 2006.

Trustee and Putnam employee fund ownership

As of July 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 826,000	$ 92,000,000

Putnam employees	$14,217,000	$446,000,000

Other Putnam funds managed by the Portfolio Leaders

Robert Ginsberg is also a Portfolio Leader of Putnam Growth Opportunities Fund and a Portfolio Member of Putnam Discovery Growth Fund.

Kelly Morgan is also a Portfolio Leader of Putnam Growth Opportunities Fund and Putnam Research Fund.

Robert Ginsberg and Kelly Morgan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders

Your fund’s Portfolio Leaders did not change during the year ended July 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in management fees and in the 28th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

70th	80th	78th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 722, 613, and 503 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

The Trustees noted the disappointing performance for your fund for the three- and five-year periods ended March 31, 2007. In this regard, the Trustees considered that Putnam Management had made changes to the fund’s investment team in February 2005 that it believed would both clarify and strengthen the fund’s strategy for growth investing and position the fund well for a turn-around in performance.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Growth Funds category for the one-, five- and ten-year periods ended June 30, 2007 were 76%, 84%, and 56%, respectively. Over the one-, five- and ten-year periods ended June 30, 2007, the fund ranked 539th out of 717, 414th out of 494, and 108th out of 193 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Voyager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund (the “fund”) at July 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 6, 2007

The fund’s portfolio 7/31/07

COMMON STOCKS (100.1%)*

	Shares	Value

Advertising and Marketing Services (1.0%)
Omnicom Group, Inc.	1,374,396	$71,289,921

Aerospace and Defense (8.3%)
Alliant Techsystems, Inc. †	180,700	17,909,177
Boeing Co. (The)	1,686,900	174,476,067
General Dynamics Corp.	1,284,300	100,894,608
L-3 Communications Holdings, Inc.(S)	1,173,200	114,457,392
United Technologies Corp.	2,243,500	163,708,195
		571,445,439

Automotive (1.3%)
Harley-Davidson, Inc. (S)	1,566,599	89,797,455

Banking (0.7%)
Wells Fargo & Co. (S)	1,388,900	46,903,153

Biotechnology (1.1%)
Genentech, Inc. †	991,400	73,740,332

Building Materials (1.8%)
American Standard Cos., Inc.	1,312,700	70,951,435
Sherwin-Williams Co. (The)	742,400	51,737,856
		122,689,291

Commercial and Consumer Services (1.2%)
Dun & Bradstreet Corp. (The)	446,611	43,660,691
Equifax, Inc. (S)	1,015,700	41,095,222
		84,755,913

Communications Equipment (4.0%)
Cisco Systems, Inc. †	9,655,400	279,137,614

Computers (4.1%)
Apple Computer, Inc. †	1,332,100	175,517,496
Dell, Inc. †	3,480,100	97,338,397
Research in Motion, Ltd. (Canada) † (S)	54,700	11,705,800
		284,561,693

Conglomerates (1.8%)
Danaher Corp. (S)	1,682,400	125,641,632

Consumer Finance (4.2%)
American Express Co.	1,417,500	82,980,450
Capital One Financial Corp. (S)	1,040,340	73,614,458
Countrywide Financial Corp. (S)	2,465,500	69,453,135
Mastercard, Inc. Class A (S)	398,900	64,143,120
		290,191,163

Consumer Goods (1.2%)
Procter & Gamble Co. (The)	1,282,900	79,360,194

Consumer Services (0.6%)
Liberty Media Holding Corp. —
Interactive Class A †	1,977,885	41,436,691

Electronics (1.4%)
Amphenol Corp. Class A (S)	1,572,300	53,866,998
Microchip Technology, Inc. (S)	1,270,000	46,113,700
		99,980,698

COMMON STOCKS (100.1%)* continued

	Shares	Value

Financial (1.0%)
MGIC Investment Corp. (S)	475,500	$18,382,830
Moody’s Corp. (S)	893,200	48,054,160
Radian Group, Inc.	160,800	5,420,568
		71,857,558

Health Care Services (7.2%)
Aetna, Inc.	1,303,500	62,659,245
Express Scripts, Inc. †	1,587,300	79,571,349
Medco Health Solutions, Inc. †	1,110,800	90,274,716
UnitedHealth Group, Inc.	3,150,600	152,583,558
WellPoint, Inc. †	1,472,900	110,644,248
		495,733,116

Homebuilding (0.5%)
NVR, Inc. † (S)	55,524	32,119,524

Insurance (2.6%)
American International Group, Inc.	2,156,600	138,410,588
Berkshire Hathaway, Inc. Class B †	11,403	41,096,412
		179,507,000

Investment Banking/Brokerage (8.0%)
Bear Stearns Cos., Inc. (The)	1,071,700	129,911,474
BlackRock, Inc. (S)	381,240	60,807,780
Blackstone Group LP (The) † (S)	2,093,335	50,260,973
E*Trade Financial Corp. † (S)	1,808,200	33,487,864
Franklin Resources, Inc. (S)	469,600	59,812,952
Goldman Sachs Group, Inc. (The) (S)	926,620	174,519,611
T. Rowe Price Group, Inc. (S)	927,800	48,366,214
		557,166,868

Lodging/Tourism (2.0%)
Las Vegas Sands Corp. † (S)	792,100	69,110,725
Wyndham Worldwide Corp. †	1,982,300	66,704,395
		135,815,120

Machinery (2.6%)
Caterpillar, Inc.	1,444,400	113,818,720
Joy Global, Inc. (S)	557,500	27,590,675
Parker-Hannifin Corp.	359,100	35,435,988
		176,845,383

Media (1.1%)
Walt Disney Co. (The) (S)	2,345,400	77,398,200

Medical Technology (3.4%)
Becton, Dickinson and Co.	946,700	72,290,012
Medtronic, Inc.	2,630,000	133,262,100
Nobel Biocare Holding AG
(Switzerland)	106,944	32,194,517
		237,746,629

Metals (1.1%)
Freeport-McMoRan Copper &
Gold, Inc. Class B (S)	787,200	73,981,056

COMMON STOCKS (100.1%)* continued

	Shares	Value

Oil & Gas (4.2%)
ConocoPhillips	1,032,200	$83,443,048
Devon Energy Corp.	687,800	51,316,758
EOG Resources, Inc. (S)	688,800	48,284,880
Occidental Petroleum Corp.	766,100	43,453,192
Valero Energy Corp.	950,400	63,686,304
		290,184,182

Pharmaceuticals (2.3%)
Johnson & Johnson	2,066,200	125,005,100
Teva Pharmaceutical Industries,
Ltd. ADR (Israel) (S)	764,800	32,136,896
		157,141,996

Publishing (2.0%)
McGraw-Hill Cos., Inc. (The)	2,460,700	148,872,350

Real Estate (1.2%)
CB Richard Ellis Group, Inc.
Class A † (S)	2,354,604	82,222,772

Restaurants (2.6%)
Starbucks Corp. †	2,956,800	78,887,424
Yum! Brands, Inc.	3,208,300	102,793,932
		181,681,356

Retail (8.7%)
Abercrombie & Fitch Co. Class A (S)	460,200	32,167,980
Best Buy Co., Inc. (S)	2,519,800	112,357,882
CVS Caremark Corp. (S)	3,089,400	108,715,986
Home Depot, Inc. (The)	2,099,200	78,027,264
Lowe’s Cos., Inc. (S)	3,610,000	101,116,100
Ross Stores, Inc. (S)	1,585,500	45,868,515
Staples, Inc.	5,302,200	122,056,644
		600,310,371

Schools (0.3%)
Apollo Group, Inc. Class A †	293,000	17,319,230

Semiconductor (1.3%)
Applied Materials, Inc. (S)	4,155,500	91,587,220

COMMON STOCKS (100.1%)* continued

	Shares	Value

Software (7.9%)
Adobe Systems, Inc. †	2,360,800	$95,116,632
Autodesk, Inc. †	1,009,200	42,759,804
Microsoft Corp.	9,160,000	265,548,399
Oracle Corp. † (S)	7,451,200	142,466,944
		545,891,779

Technology Services (7.0%)
Accenture, Ltd. Class A (Bermuda)	1,307,900	55,101,827
Automatic Data Processing, Inc.	1,037,400	48,156,108
Cognizant Technology
Solutions Corp. † (S)	434,700	35,202,006
eBay, Inc. † (S)	3,419,200	110,782,080
Google, Inc. Class A † (S)	464,161	236,722,110
		485,964,131

Transportation Services (0.4%)
Expeditors International
of Washington, Inc. (S)	677,540	30,272,487

Total common stocks (cost $6,528,029,839)		$6,930,549,517

SHORT-TERM INVESTMENTS (18.2%)*

	Principal amount/shares	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 5.29%
to 5.53% and due dates ranging
from August 1, 2007 to
September 21, 2007 (d)	$1,234,958,642	$1,232,323,705
Putnam Prime Money
Market Fund (e)	26,131,235	26,131,235

Total short-term investments (cost $1,258,454,940)		$1,258,454,940

TOTAL INVESTMENTS
Total investments (cost $7,786,484,779)		$8,189,004,457

* Percentages indicated are based on net assets of $6,924,536,284.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at July 31, 2007.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/07

ASSETS

Investment in securities, at value, including $1,202,134,786 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $7,760,353,544)	$ 8,162,873,222
Affiliated issuers (identified cost $26,131,235) (Note 5)	26,131,235

Cash	7,934,074

Dividends, interest and other receivables	4,576,864

Receivable for shares of the fund sold	1,766,219

Receivable for securities sold	28,048,915

Receivable for variation margin (Note 1)	196,121

Total assets	8,231,526,650

LIABILITIES

Payable for securities purchased	36,765,351

Payable for shares of the fund repurchased	21,775,479

Payable for compensation of Manager (Notes 2 and 5)	9,842,843

Payable for investor servicing (Note 2)	2,168,326

Payable for custodian fees (Note 2)	1,945

Payable for Trustee compensation and expenses (Note 2)	1,279,504

Payable for administrative services (Note 2)	15,392

Payable for distribution fees (Note 2)	1,817,202

Collateral on securities loaned, at value (Note 1)	1,232,323,705

Other accrued expenses	1,000,619

Total liabilities	1,306,990,366

Net assets	$ 6,924,536,284

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 8,910,428,873

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(2,388,412,643)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	402,520,054

Total — Representing net assets applicable to capital shares outstanding	$ 6,924,536,284

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($4,790,505,731 divided by 258,321,610 shares)	$18.54

Offering price per class A share (100/94.75 of $18.54)*	$19.57

Net asset value and offering price per class B share ($726,751,260 divided by 45,328,470 shares)**	$16.03

Net asset value and offering price per class C share ($59,247,659 divided by 3,365,434 shares)**	$17.60

Net asset value and redemption price per class M share ($47,801,082 divided by 2,757,349 shares)	$17.34

Offering price per class M share (100/96.75 of $17.34)*	$17.92

Net asset value, offering price and redemption price per class R share ($2,243,087 divided by 122,128 shares)	$18.37

Net asset value, offering price and redemption price per class Y share ($1,297,987,465 divided by 67,569,695 shares)	$19.21

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/07

INVESTMENT INCOME

Dividends (net of foreign tax of $133,750)	$ 59,736,858

Interest (including interest income of $758,646 from investments in affiliated issuers) (Note 5)	1,528,549

Securities lending	1,203,624

Total investment income	62,469,031

EXPENSES

Compensation of Manager (Note 2)	41,504,254

Investor servicing fees (Note 2)	27,021,567

Custodian fees (Note 2)	310,708

Trustee compensation and expenses (Note 2)	281,393

Administrative services (Note 2)	118,661

Distribution fees — Class A (Note 2)	13,560,858

Distribution fees — Class B (Note 2)	9,444,881

Distribution fees — Class C (Note 2)	684,995

Distribution fees — Class M (Note 2)	426,584

Distribution fees — Class R (Note 2)	10,319

Other	2,291,735

Non-recurring costs (Notes 2 and 6)	28,097

Costs assumed by Manager (Notes 2 and 6)	(28,097)

Fees waived and reimbursed by Manager (Note 5)	(11,952)

Total expenses	95,644,003

Expense reduction (Note 2)	(2,492,678)

Net expenses	93,151,325

Net investment loss	(30,682,294)

Net realized gain on investments (Notes 1 and 3)	665,889,309

Net realized gain on futures contracts (Note 1)	6,056,058

Net realized loss on foreign currency transactions (Note 1)	(5,141)

Net increase from payments by affiliates (Note 2)	722,400

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	463

Net unrealized appreciation of investments during the year	514,485,497

Net gain on investments	1,187,148,586

Net increase in net assets resulting from operations	$1,156,466,292

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/07	7/31/06

Operations:
Net investment loss	$ (30,682,294)	$ (30,961,999)

Net realized gain on investments and foreign currency transactions	672,662,626	681,275,432

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	514,485,960	(1,064,139,625)

Net increase (decrease) in net assets resulting from operations	1,156,466,292	(413,826,192)

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	—	(49,154,144)

Class M	—	(143,049)

Class R	—	(5,224)

Class Y	—	(18,061,382)

Redemption fees (Note 1)	11,749	14,764

Decrease from capital share transactions (Note 4)	(2,564,259,891)	(2,683,955,999)

Total decrease in net assets	(1,407,781,850)	(3,165,131,226)

NET ASSETS

Beginning of year	8,332,318,134	11,497,449,360

End of year (including undistributed net investment income of $— and $78,072, respectively)	$6,924,536,284	$8,332,318,134

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A

July 31, 2007	$16.20	(.06)(d)	2.40	2.34	—	—	—	—(e)	$18.54	14.44	$4,790,506	1.14(d)	(.33)(d)	65.48
July 31, 2006	17.16	(.04)(d,h)	(.79)	(.83)	(.13)	—	(.13)	—(e)	16.20	(4.93)(h)	5,528,893	1.04(d,h)	(.23)(d,h)	75.88
July 31, 2005	15.13	.09(d,f,g)	1.94	2.03	—	—	—	—(e)	17.16	13.42(g)	7,410,811	1.08(d)	.55(d,f,g)	93.29
July 31, 2004	14.45	(.01)(d)	.69	.68	—	—	—	—(e)	15.13	4.71	8,710,655	1.04(d)	(.04)(d)	45.73
July 31, 2003	13.42	.01	1.02	1.03	—(e)	—(e)	—(e)	—	14.45	7.68	11,909,405	1.02	.10	62.09

CLASS B

July 31, 2007	$14.12	(.17)(d)	2.08	1.91	—	—	—	—(e)	$16.03	13.53	$726,751	1.89(d)	(1.08)(d)	65.48
July 31, 2006	14.95	(.15)(d,h)	(.68)	(.83)	—	—	—	—(e)	14.12	(5.55)(h)	1,089,121	1.79(d,h)	(.98)(d,h)	75.88
July 31, 2005	13.28	(.03)(d,f,g)	1.70	1.67	—	—	—	—(e)	14.95	12.58(g)	1,875,616	1.83(d)	(.19)(d,f,g)	93.29
July 31, 2004	12.78	(.11)(d)	.61	.50	—	—	—	—(e)	13.28	3.91	2,343,329	1.79(d)	(.80)(d)	45.73
July 31, 2003	11.96	(.08)	.90	.82	—	—	—	—	12.78	6.86	2,815,586	1.77	(.65)	62.09

CLASS C

July 31, 2007	$15.50	(.19)(d)	2.29	2.10	—	—	—	—(e)	$17.60	13.55	$59,248	1.89(d)	(1.08)(d)	65.48
July 31, 2006	16.42	(.16)(d,h)	(.76)	(.92)	—	—	—	—(e)	15.50	(5.60)(h)	72,213	1.79(d,h)	(.98)(d,h)	75.88
July 31, 2005	14.58	(.03)(d,f,g)	1.87	1.84	—	—	—	—(e)	16.42	12.62(g)	96,509	1.83(d)	(.20)(d,f,g)	93.29
July 31, 2004	14.03	(.12)(d)	.67	.55	—	—	—	—(e)	14.58	3.92	116,854	1.79(d)	(.79)(d)	45.73
July 31, 2003	13.13	(.08)	.98	.90	—	—	—	—	14.03	6.85	157,925	1.77	(.65)	62.09

CLASS M

July 31, 2007	$15.22	(.14)(d)	2.26	2.12	—	—	—	—(e)	$17.34	13.93	$47,801	1.64(d)	(.83)(d)	65.48
July 31, 2006	16.12	(.12)(d,h)	(.75)	(.87)	(.03)	—	(.03)	—(e)	15.22	(5.42)(h)	60,394	1.54(d,h)	(.73)(d,h)	75.88
July 31, 2005	14.28	.01(d,f,g)	1.83	1.84	—	—	—	—(e)	16.12	12.89(g)	95,640	1.58(d)	.07(d,f,g)	93.29
July 31, 2004	13.70	(.08)(d)	.66	.58	—	—	—	—(e)	14.28	4.23	125,904	1.54(d)	(.54)(d)	45.73
July 31, 2003	12.79	(.05)	.96	.91	—	—	—	—	13.70	7.12	307,046	1.52	(.40)	62.09

CLASS R

July 31, 2007	$16.09	(.10)(d)	2.38	2.28	—	—	—	—(e)	$18.37	14.17	$2,243	1.39(d)	(.58)(d)	65.48
July 31, 2006	17.06	(.09)(d,h)	(.77)	(.86)	(.11)	—	(.11)	—(e)	16.09	(5.12)(h)	1,740	1.29(d,h)	(.50)(d,h)	75.88
July 31, 2005	15.08	.02(d,f,g)	1.96	1.98	—	—	—	—(e)	17.06	13.13(g)	734	1.33(d)	.14(d,f,g)	93.29
July 31, 2004	14.44	(.05)(d)	.69	.64	—	—	—	—(e)	15.08	4.43	253	1.29(d)	(.34)(d)	45.73
July 31, 2003†	12.98	(.01)	1.47	1.46	—	—	—	—	14.44	11.25*	13	.67*	(.08)*	62.09

CLASS Y
July 31, 2007	$16.74	(.02)(d)	2.49	2.47	—	—	—	—(e)	$19.21	14.76	$1,297,987	.89(d)	(.08)(d)	65.48
July 31, 2006	17.73	—(d, e,h)	(.82)	(.82)	(.17)	—	(.17)	—(e)	16.74	(4.69)(h)	1,579,957	.79(d,h)	.02(d,h)	75.88
July 31, 2005	15.59	.13(d,f,g)	2.01	2.14	—	—	—	—(e)	17.73	13.73(g)	2,018,139	.83(d)	.80(d,f,g)	93.29
July 31, 2004	14.85	.03(d)	.71	.74	—	—	—	—(e)	15.59	4.98	2,807,926	.79(d)	.20(d)	45.73
July 31, 2003	13.80	.05	1.04	1.09	(.02)	(.02)	(.04)	—	14.85	7.92	2,945,482.77		.34	62.09

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

* Not annualized

† For the period January 21, 2003 (commencement of operations) to July 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

July 31, 2007	<0.01%

July 31, 2006	<0.01

July 31, 2005	<0.01

July 31, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.08	0.51%

Class B	0.07	0.52

Class C	0.08	0.52

Class M	0.08	0.53

Class R	0.06	0.37

Class Y	0.08	0.52

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.08%

Class B	0.01	0.08

Class C	0.01	0.08

Class M	0.01	0.07

Class R	0.02	0.10

Class Y	0.01	0.07

(h) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.06% of average net assets for the period ended July 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/07

Note 1: Significant accounting policies

Putnam Voyager Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests mainly in common stocks of U.S. companies, with a focus on growth stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers, including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies other Putnam funds and products, and certain college savings plans.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At July 31, 2007, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2007, the value of securities loaned amounted to $1,202,134,786. The fund received cash collateral of $1,232,323,705 which is pooled with collateral of other Putnam funds into 55 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2007, the fund had a capital loss carryover of $2,387,786,512 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on July 31, 2011.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2007, the fund reclassified $30,604,222 to decrease net investment loss and $30,687,435 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $83,213.

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2007, were as follows:

Unrealized appreciation	$ 712,290,834
Unrealized depreciation	(310,397,287)
———————————————
Net unrealized appreciation	401,893,547
Capital loss carryforward	(2,387,786,512)
Cost for federal income tax purposes	$ 7,787,110,910

Note 2: Management fee, administrative services and
other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion,

0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended July 31, 2007, Putnam Management did not waive any of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

For the year ended July 31, 2007, Putnam Management has assumed $28,097 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Management voluntarily reimbursed the fund $722,400 for a trading error which occurred during the period. The effect of the losses incurred and the reimbursement by Putnam Management of such losses had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2007, the fund incurred $27,272,904 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2007, the fund’s expenses were reduced by $2,492,678 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,681, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $145,952 and $1,870 from the sale of class A and class M shares, respectively, and received $1,141,460 and $4,423 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2007, Putnam Retail Management, acting as underwriter, received $4,755 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended July 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,176,805,571 and $7,743,328,544, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At July 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 7/31/07:
Shares sold	29,394,378	$ 535,519,800

Shares issued in connection with
reinvestment of distributions	—	—

	29,394,378	535,519,800

Shares repurchased	(112,266,931)	(2,045,965,431)

Net decrease	(82,872,553)	$(1,510,445,631)

Year ended 7/31/06:
Shares sold	44,376,245	$ 763,727,345

Shares issued in connection with
reinvestment of distributions	2,671,700	47,235,647

	47,047,945	810,962,992

Shares repurchased	(137,712,864)	(2,372,067,859)

Net decrease	(90,664,919)	$(1,561,104,867)

CLASS B	Shares	Amount

Year ended 7/31/07:
Shares sold	2,738,896	$ 43,092,580

Shares issued in connection with
reinvestment of distributions	—	—

	2,738,896	43,092,580

Shares repurchased	(34,568,118)	(545,201,062)

Net decrease	(31,829,222)	$(502,108,482)

Year ended 7/31/06:
Shares sold	4,383,067	$ 65,972,896

Shares issued in connection with
reinvestment of distributions	—	—

	4,383,067	65,972,896

Shares repurchased	(52,650,908)	(788,294,135)

Net decrease	(48,267,841)	$(722,321,239)

CLASS C	Shares	Amount

Year ended 7/31/07:
Shares sold	348,049	$ 6,010,038

Shares issued in connection with
reinvestment of distributions	—	—

	348,049	6,010,038

Shares repurchased	(1,641,660)	(28,355,192)

Net decrease	(1,293,611)	$(22,345,154)

Year ended 7/31/06:
Shares sold	615,956	$ 10,154,650

Shares issued in connection with
reinvestment of distributions	—	—

	615,956	10,154,650

Shares repurchased	(1,834,266)	(30,055,186)

Net decrease	(1,218,310)	$(19,900,536)

CLASS M	Shares	Amount

Year ended 7/31/07:
Shares sold	225,072	$ 3,839,429

Shares issued in connection with
reinvestment of distributions	—	—

	225,072	3,839,429

Shares repurchased	(1,434,737)	(24,417,655)

Net decrease	(1,209,665)	$(20,578,226)

Year ended 7/31/06:
Shares sold	357,534	$ 5,786,086

Shares issued in connection with
reinvestment of distributions	8,295	138,203

	365,829	5,924,289

Shares repurchased	(2,333,408)	(37,802,986)

Net decrease	(1,967,579)	$(31,878,697)

CLASS R	Shares	Amount

Year ended 7/31/07:
Shares sold	38,705	$ 699,428

Shares issued in connection with
reinvestment of distributions	—	—

	38,705	699,428

Shares repurchased	(24,737)	(451,868)

Net increase	13,968	247,560

Year ended 7/31/06:
Shares sold	81,191	$1,410,693

Shares issued in connection with
reinvestment of distributions	293	5,151

	81,484	1,415,844

Shares repurchased	(16,328)	(282,290)

Net increase	65,156	$1,133,554

CLASS Y	Shares	Amount

Year ended 7/31/07:
Shares sold	16,630,596	$ 314,594,781

Shares issued in connection with
reinvestment of distributions	—	—

	16,630,596	314,594,781

Shares repurchased	(43,422,559)	(823,624,739)

Net decrease	(26,791,963)	$(509,029,958)

Year ended 7/31/06:
Shares sold	23,642,280	$ 416,473,931

Shares issued in connection with
reinvestment of distributions	982,126	17,913,985

	24,624,406	434,387,916

Shares repurchased	(44,096,994)	(784,272,130)

Net decrease	(19,472,588)	$(349,884,214)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2007, management fees paid were reduced by $11,952 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $758,646 for the year ended July 31, 2007. During the year ended July 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $910,358,700 and $884,227,465, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and brokerage
commissions (unaudited)

Federal tax information

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Growth group for the year ended July 31, 2007. The other Putnam mutual funds in this group are Putnam Growth Opportunities Fund, Putnam VT Growth Opportunities Fund, and Putnam VT Voyager Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Growth group are (in descending order) Goldman Sachs, Merrill Lynch, UBS Warburg, Morgan Stanley Dean Witter, and Citigroup Global Markets-Fixed.

Commissions paid to these firms together represented approximately 49% of the total brokerage commissions paid for the year ended July 31, 2007.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Credit Suisse First Boston, Deutsche Bank Securities, JPMorgan Clearing, Lehman Brothers, Pipeline, RBC Capital Markets, Sanford Bernstein, Thomas Weisel Partners, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

243,923,590	8,946,071	9,309,603

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services), a Director of Exelon Corporation (an energy company focused on power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2007, there were 104 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is or may be deemed to be an "interested person" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2007
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2005, member of Bell
Managing Director, Putnam Investments and Putnam Management	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Since 1993
Managing Director, Putnam Investments
Wanda M. McManus (Born 1947)
James P. Pappas (Born 1953)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2005
Since 2004
Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments and Putnam Management.	Vice President, Assistant Clerk, Assistant Treasurer
During 2002, Chief Operating Officer, Atalanta/Sosnoff	and Proxy Manager
Management Corporation	Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC
One Post Office Square	President	Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk,
Boston, MA 02109	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting Officer
and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Robert R. Leveille
Vice President and Chief Compliance Officer

Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN016 246880 9/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2007	$200,657	$1,405	$4,395	$11,411*
July 31, 2006	$182,314*	$2,566	$5,167	$ -

* Includes fees of $10,736 and $8,903 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2007 and July 31, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2007and July 31, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 132,427 and $ 277,404 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31,
2007	$ -	$ 26,129	$ -	$ -
July 31,
2006	$ -	$ 153,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Voyager Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2007